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                                                                   Exhibit 99.10

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES


Beginning of the Month Principal Receivables:               $  2,927,221,831.62
Beginning of the Month Finance Charge Receivables:          $    123,281,208.34
Beginning of the Month Discounted Receivables:              $              0.00
Beginning of the Month Total Receivables:                   $  3,050,503,039.96


Removed Principal Receivables:                              $              0.00
Removed Finance Charge Receivables:                         $              0.00
Removed Total Receivables:                                  $              0.00


Additional Principal Receivables:                           $              0.00
Additional Finance Charge Receivables:                      $              0.00
Additional Total Receivables:                               $              0.00


Discounted Receivables Generated this Period:               $              0.00


End of the Month Principal Receivables:                     $  2,871,115,274.03
End of the Month Finance Charge Receivables:                $    129,251,987.60
End of the Month Discounted Receivables:                    $              0.00
End of the Month Total Receivables:                         $  3,000,367,261.63


Special Funding Account Balance                             $              0.00
Aggregate Invested Amount (all Master Trust II Series)      $  2,300,000,000.00
End of the Month Transferor Amount                          $    571,115,274.03
End of the Month Transferor Percentage                                    19.89%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:

                                                                RECEIVABLES

       30-59 Days Delinquent                                $     71,846,992.37
       60-89 Days Delinquent                                $     49,157,442.77
       90+ Days Delinquent                                  $    101,797,572.61
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       Total 30+ Days Delinquent                            $    222,802,007.75
       Delinquent Percentage                                               7.43%

Defaulted Accounts During the Month                         $     18,918,546.75
Annualized Default Percentage                                              7.76%

Principal Collections                                            412,466,689.84
Principal Payment Rate                                                    14.09%

Total Payment Rate                                                        14.94%


INVESTED AMOUNTS


       Class A Initial Invested Amount                      $    407,160,000.00
       Class B Initial Invested Amount                      $     62,640,000.00
       Class C Initial Invested Amount                      $     52,200,000.00

INITIAL INVESTED AMOUNT                                     $    522,000,000.00


       Class A Invested Amount                              $    468,000,000.00
       Class B Invested Amount                              $     72,000,000.00
       Class C Invested Amount                              $     60,000,000.00

INVESTED AMOUNT                                             $    600,000,000.00


       Class A Adjusted Invested Amount                     $    468,000,000.00
       Class B Adjusted Invested Amount                     $     72,000,000.00
       Class C Adjusted Invested Amount                     $     60,000,000.00

ADJUSTED INVESTED AMOUNT                                    $    600,000,000.00


PREFUNDED AMOUNT                                            $              0.00


FLOATING ALLOCATION PERCENTAGE                                            20.50%
PRINCIPAL ALLOCATION PERCENTAGE                                           20.50%


       Class A Principal Allocation Percentage                            78.00%
       Class B Principal Allocation Percentage                            12.00%
       Class C Principal Allocation Percentage                            10.00%


COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                        84,544,534.79
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COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                         8,846,873.85


MONTHLY SERVICING FEE                                       $        750,000.00


INVESTOR DEFAULT AMOUNT                                     $      3,877,791.28


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%


       Class A Finance Charge Collections                   $      7,485,561.61
       Other Amounts                                        $              0.00


TOTAL CLASS A AVAILABLE FUNDS                               $      7,485,561.61


       Class A Monthly Interest                             $      2,156,700.00
       Class A Servicing Fee                                $        585,000.00
       Class A Investor Default Amount                      $      3,024,677.20


TOTAL CLASS A EXCESS SPREAD                                 $      1,719,184.41


CLASS A REQUIRED AMOUNT                                     $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%


       Class B Finance Charge Collections                   $      1,151,624.87
       Other Amounts                                        $              0.00


TOTAL CLASS B AVAILABLE FUNDS                               $      1,151,624.87


       Class B Monthly Interest                             $        346,800.00
       Class B Servicing Fee                                $         90,000.00


TOTAL CLASS B EXCESS SPREAD                                 $        714,824.87
CLASS B INVESTOR DEFAULT AMOUNT                                      465,334.95
CLASS B REQUIRED AMOUNT                                              465,334.95
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CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%


CLASS C MONTHLY SERVICING FEE                                         75,000.00


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $      3,318,696.65


       Excess Spread Applied to Class A Required Amount     $              0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                          $              0.00

       Excess Spread Applied to Class B
       Required Amount                                      $        465,334.95

       Excess Spread Applied to Reductions of               $              0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount     $        706,779.13

       Excess Spread Applied to Reductions of
       Class C Invested Amount                              $              0.00

       Excess Spread Applied to Monthly Cash                $        125,000.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral             $              0.00
       Account

       Excess Spread Applied to Spread Account              $      2,021,582.57

       Excess Spread Applied to Reserve Account             $              0.00

       Excess Spread Applied to other amounts owed to       $              0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders             $              0.00


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                     $              0.00

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EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --


TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $              0.00


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --


EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $              0.00
SERIES 1998-A


       Excess Finance Charge Collections Applied to
       Class A Required Amount                              $              0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                         $              0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                              $              0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                $              0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                              $              0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                $              0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                          $              0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor         $              0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                     $              0.00
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YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.65%
       Base Rate (Prior Month)                                             7.53%
       Base Rate (Two Months Ago)                                          7.45%


THREE MONTH AVERAGE BASE RATE                                              7.54%

       Portfolio Yield (Current Month)                                    11.44%
       Portfolio Yield (Prior Month)                                      12.90%
       Portfolio Yield (Two Months Ago)                                    9.95%


THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.43%


PRINCIPAL COLLECTIONS --


TOTAL PRINCIPAL COLLECTIONS                                 $     84,544,534.79


REALLOCATED PRINCIPAL COLLECTIONS

                   Allocable to Class C Interests           $              0.00

                   Allocable to Class B Certificates        $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $              0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --


       Controlled Accumulation Amount                       $              0.00
       Deficit Controlled Accumulation Amount               $              0.00


CONTROLLED DEPOSIT AMOUNT                                   $              0.00


CLASS B SCHEDULED ACCUMULATION --


       Controlled Accumulation Amount                       $              0.00
       Deficit Controlled Accumulation Amount               $              0.00


CONTROLLED DEPOSIT AMOUNT                                   $              0.00


EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $     84,544,534.79
SHARING
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INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                $              0.00


CLASS B INVESTOR CHARGE OFFS                                $              0.00


CLASS C INVESTOR CHARGE OFFS                                $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $              0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                      $              0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                      $              0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                      $     18,000,000.00
       Available Cash Collateral Amount                     $     18,000,000.00


TOTAL DRAW AMOUNT                                           $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $              0.00





                                    First USA Bank, NA
                                    as Servicer


                                    By: /s/ Tracie H. Klein
                                       -------------------------------
                                            Tracie H. Klein
                                            First Vice President